Exhibit 99.1

                       EVEREST REINSURANCE HOLDINGS, INC.
                              477 Martinsville Road
                          Liberty Corner, NJ 07938-0830
                            Telephone: (908) 604-3000



May 14, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Certification pursuant to 18 U.S.C. ss. 1350,
                  as enacted by Section 906 of the Sarbanes-Oxley Act of 2002
                  -----------------------------------------------------------

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Everest Reinsurance Holdings, Inc., a company organized under the laws of Delaware (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ JOSEPH V. TARANTO
                                                     ---------------------------
                                                     Joseph V. Taranto
                                                     Chairman and Chief
                                                     Executive Officer


                                                     /s/ STEPHEN L. LIMAURO
                                                     ---------------------------
                                                     Stephen L. Limauro
                                                     Executive Vice President
                                                     and
                                                     Chief Financial Officer